SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2007

Commission file number 0-19292

BLUEGREEN CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	03-0300793
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

          Bluegreen Corporation (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The presentation materials were prepared to be included in presentations by Company management during the second quarter of 2007. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2007	By:	/S/ ANTHONY M. PULEO

Anthony M. Puleo
Senior Vice President,
Chief Financial Officer and Treasurer